EXHIBIT 10.68

Execution Version

PLEDGE AGREEMENT

dated as of

May 30, 2025

among

JAMES HARDIE INTERNATIONAL GROUP LIMITED,
as a Pledgor

JH NORTH AMERICA HOLDINGS INC.,
as a Pledgor

THE OTHER PLEDGORS PARTY FROM TIME TO TIME HERETO

and

BANK OF AMERICA, N.A.,
as Collateral Agent

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TABLE OF CONTENTS

		Page
	ARTICLE I
	DEFINITIONS
SECTION 1.01.	Defined Terms	1
SECTION 1.02.	Other Defined Terms	1
SECTION 1.03.	Collateral Release Date; Excluded Assets; Certain Excluded Perfection Action	3

	ARTICLE II
	PLEDGE OF COLLATERAL

SECTION 2.01.	Pledge	3
SECTION 2.02.	Delivery of the Pledged Equity Interests	3
SECTION 2.03.	Representations, Warranties and Covenants	4
SECTION 2.04.	Registration in Nominee Name; Denominations	5
SECTION 2.05.	Voting Rights; Dividends and Interest.	6
SECTION 2.06.	Uncertificated Pledged Equity Interests	7

	ARTICLE III
	FILINGS AND OTHER ACTIONS
SECTION 3.01.	Filings	8
SECTION 3.02.	Further Assurances	8

	ARTICLE IV
	REMEDIES
SECTION 4.01.	Remedies upon Default	8
SECTION 4.02.	Application of Proceeds	9
SECTION 4.03.	Securities Act	10

	ARTICLE V
	MISCELLANEOUS
SECTION 5.01.	Notices	10
SECTION 5.02.	Waivers; Amendment	10
SECTION 5.03.	Survival of Agreement	10
SECTION 5.04.	Counterparts; Effectiveness; Several Agreement	10
SECTION 5.05.	Severability	10
SECTION 5.06.	Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent.	11
SECTION 5.07.	WAIVER OF JURY TRIAL	12
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		Page
SECTION 5.08.	Security Interest Absolute	12
SECTION 5.09.	Termination or Release.	13
SECTION 5.10.	Additional Pledgors	13
SECTION 5.11.	Collateral Agent Appointed Attorney-in-Fact	13
SECTION 5.12.	Equal Priority Intercreditor Agreement	14

Schedules
Schedule I	Initial Pledgors
Schedule II	Initial Pledged Equity Interests
Schedule III	Financing Statement Collateral Description

Exhibits

Exhibit I	Form of Supplement to Pledge Agreement

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PLEDGE AGREEMENT
This PLEDGE AGREEMENT, dated as of May 30, 2025 (this “Agreement”), is made by and among James Hardie International Group Limited, a private company limited by shares duly incorporated under the laws of Ireland (“Holdings”), JH North America Holdings Inc., a Delaware corporation (“JHNA” or the “Term Borrower”), each other entity party hereto identified as a “Pledgor” on the signature pages hereto on the date hereof (collectively with the Term Borrower and Holdings, the “Initial Pledgors” and, together with any Subsidiary, whether now existing or hereafter formed or acquired, which becomes a party to this Agreement from time to time prior to the Collateral Release Date pursuant to Section 5.10 by executing a Supplement hereto in substantially the form of Exhibit I, with such modifications as mutually agreed to by the Collateral Agent and the Borrower Agent, collectively, the “Pledgors”) and Bank of America, N.A., in its capacity as collateral agent for the Guaranteed Parties (as defined below) (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).
RECITALS
A.    Reference is hereby made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Holdings, the Term Borrower, the Revolving Credit Borrowers party thereto, the Guarantors party thereto from time to time, the Lenders and L/C Issuers party thereto from time to time and Bank of America, N.A., as Administrative Agent and as the Collateral Agent.
B.    The Pledgors are entering into this Agreement in order to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the applicable Borrowers under the Credit Agreement. Accordingly, the Pledgors and the Collateral Agent, on behalf of the Guaranteed Parties, hereby agree as follows:
ARTICLE I

Definitions
SECTION 1.01.    Defined Terms.
(a)    Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement or the Credit Agreement shall have the meaning specified in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.
(b)    The rules of construction and interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Pledgor, shall refer to such Pledgor’s Collateral or the relevant part thereof.
SECTION 1.02.     Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

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“Additional Pledged Equity Interests” means, with respect to a Pledgor at any time, all of the issued and outstanding Equity Interests (other than the Initial Pledged Equity Interests) of each Material U.S. Subsidiary owned directly by such Pledgor; provided that at no time shall any Excluded Assets constitute “Additional Pledged Equity Interests”.
“Agreement” has the meaning specified in the preamble hereto.
“Applicable Collateral Agent” means the “Applicable Collateral Agent” (or analogous term) as defined in the Equal Priority Intercreditor Agreement.
“Collateral” has the meaning assigned to such term in Section 2.01.
“Collateral Agent” has the meaning specified in the preamble hereto.
“Credit Agreement” has the meaning specified in the preamble hereto.
“Equal Priority Intercreditor Agreement” has the meaning specified in the Credit Agreement.
“Equity Interests” has the meaning specified in the Credit Agreement.
“Excluded Assets” has the meaning specified in the Credit Agreement.
“Exclusion Principles” means, collectively, the limitations, prohibitions, restrictions and exceptions (including, without limitation, the time periods (and extensions thereof), as applicable) contained in the definition of Collateral and Guarantee Requirement, the Certain Funds Provisions, the last paragraph of Section 6.12 of the Credit Agreement and any other applicable further limitation or exception (including, without limitation, the time periods (and extensions thereof)) set forth herein or in any other Loan Document.
“Guaranteed Parties” has the meaning specified in the Credit Agreement.
“Initial Pledged Equity Interests” has the meaning specified in Section 2.01.
“New York UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
“Obligations” has the meaning specified in the Credit Agreement.
“Perfection Certificate” means the Perfection Certificate dated the Effective Date delivered to the Collateral Agent pursuant to Section 4.01(a)(iii) of the Credit Agreement,.
“Pledged Equity Interests” has the meaning specified in Section 2.01.
“Pledgors” has the meaning specified in the preamble hereto.
“Supplement to Pledge Agreement” means a supplement to this Agreement in substantially in the form of Exhibit I hereto, with such modifications as mutually agreed to by the Collateral Agent and the Borrower Agent.

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“UCC” or the “Uniform Commercial Code” means the New York UCC; provided, however, that, at any time, if by reason of mandatory provisions of law, the perfection or non-perfection or priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection or priority and for purposes of definitions relating to such provisions.
SECTION 1.03.    Collateral Release Date; Excluded Assets; Certain Excluded Perfection Actions. Notwithstanding anything to the contrary contained in this Agreement or any Supplement to Pledge Agreement:
(a)    unless otherwise terminated in its entirety prior to such date, immediately upon the occurrence of the Collateral Release Date, and without any further action of any Person, this Agreement shall terminate and cease to be full force and effect in all respects, and the security interests granted in favor of the Collateral Agent for the benefit of the Guaranteed Parties, shall be automatically terminated and released;
(b)    the representations, warranties and covenants made by any Pledgor in this Agreement shall not apply to any Excluded Assets of such Pledgor; and
(c)    this Agreement, and the provisions hereof, including the representations, warranties and other covenants made by any relevant Pledgor (or the related requirements specified) herein with respect to granting or creating, to taking any action to perfect or provide, or to establishing or maintaining the priority of, any security interest in favor of the Collateral Agent for the benefit of the Guaranteed Parties, shall in all cases be subject to the Exclusion Principles.
ARTICLE II

Pledge of Collateral
SECTION 2.01.    Pledge. Each Pledgor, to secure the Obligations, hereby grants and pledges to the Collateral Agent, for the benefit of the Guaranteed Parties, a security interest in, all of such Pledgor’s right, title and interest in the following property (all of which is hereinafter referred to as the “Collateral”) now or hereafter owned directly by such Pledgor: (a) all shares of stock, limited liability company interests and other Equity Interests issued by each Material U.S. Subsidiary on the date hereof, and, in any event, all shares of stock and limited liability company interests issued by each entity listed under the heading “Issuer” on Schedule II hereto (and all certificates or instruments evidencing any and/or all of the foregoing) (the “Initial Pledged Equity Interests”); (b) all Additional Pledged Equity Interests (and all certificates or instruments evidencing such Additional Pledged Equity Interests) (together with the Initial Pledged Equity Interests, the “Pledged Equity Interests”); and (c) all Proceeds of any of the foregoing; provided, however, that notwithstanding the foregoing, with respect to each Pledgor, “Additional Pledged Equity Interests”, “Collateral”, “Initial Pledged Equity Interests” and “Pledged Equity Interests”, in each case shall not include, and the security interest granted hereunder shall not attach to, any Excluded Assets.

SECTION 2.02.    Delivery of the Pledged Equity Interests.
(a)    Each Pledgor agrees to deliver or cause to be delivered to the Collateral Agent (or, so long as the Equal Priority Intercreditor Agreement is outstanding, the Applicable Collateral Agent) (i) any

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and all certificates which it owns, on and as of the Effective Date, representing any Initial Pledged Equity Interests on such date within sixty (60) days of the Effective Date (or such longer period as the Administrative Agent may, in its sole discretion, agree), and (ii) any and all certificates representing Additional Pledged Equity Interests which it acquires after the Effective Date by the later of (x) the date that is sixty (60) days after the acquisition of such Additional Pledged Equity Interests and (y) the Additional Guarantor Accession Date (or, in each case, such longer period as the Administrative Agent may, in its sole discretion, agree); provided that, with respect to any Pledgor that becomes a party hereto pursuant to Section 6.12(b) of the Credit Agreement, any and all certificates representing any Additional Pledged Equity Interests owned by such Pledgor at the time it becomes a party hereto shall be delivered within sixty (60) days thereafter (or such longer period as the Administrative Agent may, in its sole discretion, agree).
(b)    Upon delivery to the Collateral Agent (or, so long as the Equal Priority Intercreditor Agreement is outstanding, the Applicable Collateral Agent) in accordance with Section 2.02(a) above, (i) any certificate owned by a Pledgor representing Pledged Equity Interests shall be accompanied by undated customary stock powers (if applicable), duly executed in blank or other undated instruments of transfer duly executed in blank or by such other instruments of transfer as are reasonably acceptable to the Collateral Agent.
SECTION 2.03.    Representations, Warranties and Covenants.

(a)    On the Effective Date and, subject to the Certain Funds Provisions, on the Merger Closing Date (after giving effect to the Merger Closing Date Transactions, and pro forma for any Reorganization Transactions occurring approximate to such date), each Pledgor represents and warrants, to the Collateral Agent, for the benefit of the Guaranteed Parties, in each case, except with respect Excluded Assets, that:
(i)    the Pledged Equity Interests of any corporation owned by such Pledgor have been duly and validly issued by the issuers thereof and are fully paid, as applicable, and nonassessable;
(ii)    all of the Pledged Equity Interests owned by such Pledgor are free and clear of all Liens, other than (x) the Lien created under this Agreement and (y) the other Liens permitted pursuant to Section 7.01 of the Credit Agreement;
(iii)    except for restrictions and limitations imposed by the Loan Documents or Applicable Laws, or pursuant to a transaction permitted by the Credit Agreement, the Pledged Equity Interests are freely transferable, and none of the Pledged Equity Interests are subject to any option to purchase or similar rights that would reasonably be expected to prohibit, impair, delay or otherwise affect in any manner that would reasonably be expected to result in an Material Adverse Effect or otherwise materially and adversely affect the ability of the Collateral Agent to enforce its rights under this Agreement;
(iv)    each of the Pledgors has the power and authority to pledge the Pledged Equity Interests owned by such Pledgor and pledged by it hereunder;
(v)    solely as of the Effective Date, the Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization of each Pledgor as of the Effective Date, is correct and complete in all material respects as of the Effective Date; and

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(vi)    subject to the Certain Funds Provisions, this Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Guaranteed Parties, a legal, valid and enforceable security interest in the Collateral described herein and proceeds thereof. Subject to the Certain Funds Provisions, in the case of the Pledged Equity Interests, when certificates representing such Pledged Equity Interests and required to be delivered under this Agreement are delivered in accordance with Section 2.02(a) to the Applicable Collateral Agent, and in the case of the Collateral, when the Uniform Commercial Code financing statements are filed by the Collateral Agent (or its counsel) in the proper filing offices in accordance with Section 3.01 (including the payment of any fees in connection therewith), the Collateral Agent, for the benefit of the Guaranteed Parties, shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and, subject to Section 9-315 of the New York UCC, the proceeds thereof, as security for the Obligations to the extent perfection can be obtained by filing Uniform Commercial Code financing statements or, in the case of the Pledged Equity Interests, possession. Notwithstanding the foregoing, the only perfection required as of the Effective Date and the Merger Closing Date is the perfection of the Collateral Agent’s security interest in assets with respect to which a Lien may be perfected by the filing of a Uniform Commercial Code financing statement.
(b)    From the Effective Date and thereafter until the earlier of the Collateral Release Date and the Facilities Termination Date, each Pledgor covenants, except with respect Excluded Assets:
(i)    for any of the Pledged Equity Interests, solely for the period commencing on the date such Pledgor acquired such Pledged Equity Interests and ending on the date that such Pledgor ceases to own such Pledged Equity Interests (to the extent not restricted by the Credit Agreement), such Pledgor will defend its title or interest to or in the Pledged Equity Interests owned by it against any and all Liens (other than (x) the Liens created under this Agreement and (y) the other Liens permitted pursuant to Section 7.01 of the Credit Agreement), however arising, of all Persons whomsoever; and
(ii)    subject to the terms of this Agreement and the terms of any Acceptable Intercreditor Agreement then in effect and to the extent permitted by Applicable Laws, each Pledgor hereby agrees that upon the occurrence and during the continuance of an Event of Default and following receipt of written notice from the Collateral Agent that it is exercising its rights under Article IV, (A) it will comply with instructions of the Collateral Agent with respect to the Equity Interests in such Pledgor that constitute Pledged Equity Interests hereunder that are not certificated without further consent by the applicable Pledgor which is the owner or holder of such Pledged Equity Interests and (B) each Pledgor will obtain and cause to be obtained any approvals and consents requested by the Collateral Agent under any Organization Documents of any Pledgor or issuer of Pledged Equity Interests to facilitate the acquisition, control or transfer of the Pledged Equity Interests by the Collateral Agent or otherwise allow the Collateral Agent to exercise any rights provided under this Agreement over the Pledged Equity Interests.
SECTION 2.04.    Registration in Nominee Name; Denominations. Subject to the terms of any Acceptable Intercreditor Agreement then in effect, if an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Pledgors in writing that it is exercising its rights under Article IV, the Collateral Agent, on behalf of the Guaranteed Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Equity Interests in the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent or in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent). Subject to the terms of any Acceptable Intercreditor Agreement then in effect, upon the occurrence and during the continuance of an Event of Default and following receipt of written notice from the Collateral Agent that it is exercising its rights

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under Article IV, the Collateral Agent shall at all times during such exercise and continuance of Event of Default have the right to exchange the certificates representing Pledged Equity Interests for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

SECTION 2.05.    Voting Rights; Dividends and Interest.
(a)    Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Pledgors in writing that it is exercising its rights under Article IV during the continuance of an Event of Default, and subject to the terms of any Acceptable Intercreditor Agreement then in effect:
(i)    each Pledgor shall be entitled to exercise any and all voting and/or other rights and powers inuring to an owner of Pledged Equity Interests or any part thereof for any purpose; provided that no vote shall be cast or any consent given or any action taken which would violate, or result in a breach of any covenant contained in, this Agreement or any other Loan Document, except to the extent that such violation or breach is waived in accordance with the terms of Section 5.02 or of such other Loan Document;
(ii)    the Collateral Agent shall promptly execute and deliver to each Pledgor, or cause to be promptly executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or other rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05; and
(iii)    each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Equity Interests to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by the terms of the Credit Agreement; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in the issuer of any Pledged Equity Interests or received in exchange for Pledged Equity Interests or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral; provided, further, that, any dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Equity Interests received by any Pledgor contrary to the provisions of this Section 2.05 or Article IV, such Pledgor shall promptly deliver such property to the Collateral Agent in the same form received (with any necessary stock power, endorsement or other instrument of transfer).
(b)    Upon the occurrence and during the continuance of an Event of Default and subject to the terms of any Acceptable Intercreditor Agreement then in effect, after the Collateral Agent shall have notified the Pledgors in writing that it is exercising its rights under Article IV during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to Section 2.05(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions to be held and applied by the Collateral Agent as set forth below. Subject to the terms of any Acceptable Intercreditor Agreement then in effect, all dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 2.05(b) shall be promptly delivered by such Pledgor to the

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Collateral Agent in the same form as received (with any necessary stock power, endorsement or other instrument of transfer). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 2.05(b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After the Event of Default giving rise to the Collateral Agent’s exercise of its rights under Article IV has been cured or waived in accordance with Section 5.02 so long as no other Event of Default is continuing at such time, or after the earlier of the Collateral Release Date and the date upon which the applicable Pledgor is released from its obligations hereunder in accordance with Section 5.09, the Collateral Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions received by the Collateral Agent during the continuation of such Event of Default pursuant to the provisions of this Section 2.05 that have not been applied to the repayment of the Obligations.
(c)    Upon the occurrence and during the continuance of an Event of Default and subject to the terms of any Acceptable Intercreditor Agreement then in effect, after the Collateral Agent shall have notified the Pledgors in writing that it is exercising its rights under Article IV during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2.05(a)(i), and the obligations of the Collateral Agent under Section 2.05(a)(ii), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right (exercised in its sole discretion) from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After the Event of Default giving rise to the Collateral Agent’s exercise of its rights under Article IV has been cured or waived in accordance with Section 5.02 so long as no other Event of Default is continuing at such time, or after the earlier of the Collateral Release Date and the date upon which the applicable Pledgor is released from its obligations hereunder in accordance with Section 5.09, all rights vested in the Collateral Agent pursuant to this Section 2.05(c) shall automatically and immediately cease, and the Pledgors shall have the exclusive right to exercise the voting rights and powers they would otherwise be entitled to exercise pursuant to Section 2.05(a)(i) and the obligations of the Collateral Agent under Section 2.05(a)(ii) shall automatically and immediately be reinstated in all respects, in each case subject to the same rights of the Collateral Agent under this Section 2.05(c) upon occurrence of a subsequent Event of Default.
SECTION 2.06.    Uncertificated Pledged Equity Interests. The Pledgors shall not permit or suffer (a) uncertificated Pledged Equity Interests to be represented by any certificates or otherwise become “certificated securities” or to be credited to a “securities account” within the meaning of the New York UCC unless, within forty five (45) days of such event (or such longer period as the Administrative Agent may, in its sole discretion, agree), the Collateral Agent (subject to the rights of the Applicable Collateral Agent under the Equal Priority Intercreditor Agreement) has been granted “control” within the meaning of the New York UCC over such “securities account” (or unless such Pledged Equity Interests thereafter become certificated and the provisions of Section 2.02 are complied with) or (b) any Person other than the Collateral Agent (or, so long as the Equal Priority Intercreditor Agreement is in effect, the Applicable Collateral Agent) to have “control” within the meaning of Article 8 of the New York UCC in respect of the such uncertificated Pledged Equity Interests.

SECTION 2.07.    Name Changes, etc. The Borrower Agent will furnish to the Administrative Agent by the later of (x) the date that is sixty (60) days after such change and (y) the date that is the last day of the fiscal quarter of Parent in which such change is made (or, in each case, such longer period as

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the Administrative Agent may, in its sole discretion, agree) written notice of any change (i) in any Pledgor’s legal name (as set forth in its certificate of organization or like document) or (ii) in the jurisdiction of incorporation or organization of any Loan Party or in the form of its organization or (iii) with respect to any Pledgor organized under the laws of any jurisdiction outside of the United States, in its “location” within the meaning of the UCC.
ARTICLE III

Filings and Other Actions
SECTION 3.01.    Filings. Each Pledgor hereby irrevocably authorizes the Collateral Agent (or its counsel) for the benefit of the Guaranteed Parties at any time and from time to time to file in the applicable jurisdiction for, in the case of the Initial Pledgors, such Pledgor as set forth on Schedule I hereto opposite such Initial Pledgor’s name, and in the case of any other Pledgor, as set forth in the schedules to the Supplement to Pledge Agreement executed and delivered by such Pledgor, any Uniform Commercial Code financing statements and continuation statements with respect to the Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby substantially in the manner set forth in Schedule III hereto or such other description acceptable to the Collateral Agent and the Borrower Agent, and (ii) contain the information required by Article 9 of the UCC for the filing of any Uniform Commercial Code financing statement or amendment, including whether such Pledgor is an organization and the type of organization. Each Pledgor agrees to provide the Collateral Agent with the information referred to in clause (ii) of the immediately preceding sentence to the Collateral Agent promptly upon receipt of written request therefor.

SECTION 3.02.    Further Assurances. Each Pledgor agrees, at its own expense and subject to the Exclusion Principles, to execute, acknowledge, deliver and cause to be filed (including by instructing the Collateral Agent (or its designee) to file) all such further instruments and documents and take all such further actions as the Collateral Agent may from time to time reasonably request in writing to protect and perfect the security interests granted hereby.
ARTICLE IV

Remedies
SECTION 4.01.    Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default and subject to the terms of any Acceptable Intercreditor Agreement then in effect, the Collateral Agent shall have the right to exercise any and all rights and remedies for the protection and enforcement of its rights in respect of the Collateral, including the rights and remedies afforded to a secured party under the Uniform Commercial Code or other Applicable Law (subject to the Exclusion Principles). Without limiting the generality of the foregoing but subject to the terms of any Acceptable Intercreditor Agreement then in effect, each Pledgor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of Applicable Law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Subject to the terms of any Acceptable Intercreditor Agreement then in effect, the Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at

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any sale of Collateral shall hold the property sold absolutely free from any right or equity of redemption on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the Borrower Agent and the applicable Pledgor no less than 10 days’ written notice of any sale or other disposition of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Agreement, any Guaranteed Party may (with the consent of the Collateral Agent, which may be withheld in its discretion) bid for or purchase, free (to the extent permitted by Law) from any right of redemption on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Guaranteed Party from any Pledgor as a credit against the purchase price, and such Guaranteed Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.
SECTION 4.02.    Application of Proceeds. Subject to the terms of any Acceptable Intercreditor Agreement then in effect, all moneys collected by the Collateral Agent upon the sale or other disposition of Collateral, together with any moneys received by the Collateral Agent hereunder, in each case, in connection with the exercise of remedies hereunder, shall be applied to the payment of the Obligations as provided under (and subject to the limitation set forth in) Section 8.03 of the Credit Agreement.

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SECTION 4.03.    Securities Act. Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Collateral and may be compelled to resort to one or more private sales thereof in accordance with Section 4.01. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit any Pledgor or the issuer of the Pledged Equity Interest to register such securities for public sale under the Securities Act or under applicable state securities laws, even if the applicable Pledgor and the issuer would agree to do so.
ARTICLE V

Miscellaneous
SECTION 5.01.    Notices. All notices and other communications hereunder shall be effected (and deemed received) in the manner provided for in Section 11.02 of the Credit Agreement, and each such notice or other communication to or upon any Pledgor shall be addressed to such Pledgor in the care of the Borrower Agent at the Borrower Agent’s address as provided for in such Section.

SECTION 5.02.    Waivers; Amendment. Neither this Agreement nor any provision hereof may be waived, amended or modified except in writing signed by the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply (or, to the extent required by Section 11.01 of the Credit Agreement with the consent of the applicable Lenders as determined thereunder); provided that the Administrative Agent may, pursuant to its rights set forth in the Exclusion Principles and without the consent of any other Guaranteed Party, consent to a departure by any Pledgor from any covenant of such Pledgor set forth herein to the extent such departure is consistent with the authority of the Administrative Agent set forth in the Exclusion Principles.

SECTION 5.03.    Survival of Agreement. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Collateral Agent, each L/C Issuer and each Lender, regardless of any investigation made by the Collateral Agent, any L/C Issuer or any Lender or on their behalf and notwithstanding that the Collateral Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect until the earlier of the Collateral Release Date and the Facilities Termination Date.

SECTION 5.04.    Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective in accordance with Section 4.01 of the Credit Agreement, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.05.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic

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effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5.06.    Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent.
(a)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE GOVERNING LAW OF THE MERGER AGREEMENT, WHICH IS THE LAWS (AS DEFINED IN THE MERGER AGREEMENT) OF THE STATE OF DELAWARE, SHALL GOVERN IN DETERMINING (I) THE INTERPRETATION OF A “MATERIAL ADVERSE EFFECT” (AS DEFINED IN THE MERGER AGREEMENT) AND WHETHER A “MATERIAL ADVERSE EFFECT” HAS OCCURRED, (II) THE MAKING AND ACCURACY OF ANY MERGER AGREEMENT REPRESENTATION AND WHETHER AS A RESULT OF ANY INACCURACY THEREOF THE TERM BORROWER OR ITS APPLICABLE AFFILIATE HAVE THE RIGHT OR WOULD HAVE THE RIGHT (TAKING INTO ACCOUNT ANY APPLICABLE NOTICE AND CURE PROVISIONS) TO TERMINATE THE TERM BORROWER’S OR ITS OBLIGATIONS (OR TO REFUSE TO CONSUMMATE THE MERGER) UNDER THE MERGER AGREEMENT AND (III) WHETHER THE MERGER HAS BEEN CONSUMMATED IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT (IN EACH CASE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION).
(b)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE PROVISIONS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND, WITH RESPECT TO ANY OTHER SUIT, ACTION OR PROCEEDING BETWEEN ANY BORROWER OR ANY OF ITS AFFILIATES AND AN INDEMNITEE OR RELATED PARTY ARISING OUT OF OR RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT; PROVIDED THAT WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY WHICH DOES NOT INVOLVE ANY CLAIMS AGAINST THE COLLATERAL AGENT, THE COLLATERAL AGENT, THE L/C ISSUERS, THE LENDERS OR ANY INDEMNITEE, THIS SENTENCE SHALL NOT OVERRIDE ANY JURISDICTION PROVISION IN THE MERGER AGREEMENT. A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT MAY BE ENFORCED IN ANY OTHER COURTS TO WHOSE JURISDICTION ANY PARTY HERETO OR MAY BE SUBJECT BY SUIT UPON JUDGMENT.
(c)    EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN

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DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    EACH PLEDGOR THAT IS NOT ORGANIZED OR FORMED UNDER THE LAWS OF THE UNITED STATES OR ANY STATE THEREOF HEREBY IRREVOCABLY APPOINTS JHNAH AS ITS AGENT UNDER THIS AGREEMENT FOR SERVICE OF PROCESS IN RELATION TO ANY PROCEEDINGS BEFORE THE NEW YORK COURTS AND AGREES THAT FAILURE BY A PROCESS AGENT TO NOTIFY IT (OR ANY OTHER PERSON) OF THE PROCESS WILL NOT INVALIDATE THE PROCEEDINGS CONCERNED. JHNAH HEREBY ACCEPTS SUCH APPOINTMENT AS PROCESS AGENT. IF ANY PERSON APPOINTED AS AGENT FOR SERVICE OF PROCESS IS UNABLE FOR ANY REASON TO ACT AS AGENT FOR SERVICE OF PROCESS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE BORROWERS MUST PROMPTLY (AND IN ANY EVENT WITHIN TEN (10) DAYS OF THE EVENT TAKING PLACE) APPOINT ANOTHER AGENT ON TERMS ACCEPTABLE TO THE COLLATERAL AGENT.
SECTION 5.07.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

SECTION 5.08.    Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument (other than a written amendment, waiver or consent with respect to this Agreement in accordance with Section 5.02), (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Obligations (other than a written release, amendment, waiver or consent with respect to this Agreement in accordance with Section 5.02) or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement (other than termination of this Agreement pursuant to Section 5.09).

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SECTION 5.09.    Termination or Release.
(a)    This Agreement and the Liens granted pursuant to this Agreement shall automatically terminate on the earlier of the Collateral Release Date and the Facilities Termination Date, all without delivery of any instrument or performance of any act by any Person.
(b)    Any Liens granted to the Collateral Agent by any Pledgor on any Collateral shall be released or subordinated in accordance with Section 11.20 of the Credit Agreement. If any Pledgor is released from its Guaranty pursuant to Section 11.20 of the Credit Agreement, such Pledgor shall be automatically released from its obligations hereunder and the Liens granted hereunder on such Pledgor’s assets shall be automatically released.
(c)    In connection with any termination, release or subordination referred to in Sections 5.09(a) or 5.09(b), the Collateral Agent shall promptly take such action and execute any such documents as may be reasonably requested by the Borrower Agent and at the Borrowers’ expense in connection with the termination, release or subordination of any Liens created hereunder.
SECTION 5.10.    Additional Pledgors. It is understood and agreed that any Subsidiary of Holdings that is required to become a party to this Agreement on or after the Additional Guarantor Accession Date pursuant to Section 6.12 of the Credit Agreement shall become a Pledgor hereunder, subject to Section 1.03, upon the execution and delivery by such Subsidiary of a Supplement to Pledge Agreement and the delivery of same to the Collateral Agent, with the same force and effect as if originally named as a party herein. The execution and delivery of any Supplement to Pledge Agreement adding a new party to this Agreement shall not require the consent of any party hereunder or any Guaranteed Party. The rights and obligations of each party hereunder shall remain in full force and effect notwithstanding the addition of any new party hereto.

SECTION 5.11.    Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent as such Pledgor’s attorney-in-fact for the purpose of carrying out the provisions of Article IV and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes set forth therein, at any time after the occurrence and during the continuance of an Event of Default, which appointment is coupled with an interest and irrevocable until the date on which this agreement is terminated in accordance with Section 5.09. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default and following written notice by the Collateral Agent to the Borrower Agent of its intent to exercise its rights under Article IV and subject to the terms of any Acceptable Intercreditor Agreement then in effect, with full power of substitution either in the Collateral Agent’s name or in the name of such Pledgor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the

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nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent shall be accountable only for amounts actually received as a result of the exercise of the powers granted to it herein, and its officers, directors, employees or agents shall not be responsible to any Pledgor for any act or failure to act hereunder, except to the extent set forth (and subject to the limitations) in Section 11.04(b) of the Credit Agreement.

SECTION 5.12.    Equal Priority Intercreditor Agreement. Notwithstanding anything herein to the contrary, (i) the priority of the Liens and security interests granted to the Collateral Agent for the benefit of the Guaranteed Parties pursuant to this Agreement and (ii) the exercise of any right or remedy by the Collateral Agent hereunder or the application of proceeds of any Collateral, in each case, are subject to the limitations and provisions of the Equal Priority Intercreditor Agreement (and, to the extent in effect, any other Acceptable Intercreditor Agreement) to the extent provided therein. In the event of any conflict between the terms of the Equal Priority Intercreditor Agreement (and, to the extent then in effect, any other Acceptable Intercreditor Agreement) and the terms of this Agreement with respect to the priority of the Liens and security interests granted hereunder and the exercise of any rights or remedies with respect to the Collateral, the terms of the Equal Priority Intercreditor Agreement (and, to the extent then in effect, any other Acceptable Intercreditor Agreement) shall govern. So long as the Equal Priority Intercreditor Agreement is in effect, the requirement of this Agreement to deliver any Collateral to the Collateral Agent shall be deemed satisfied by the delivery of such Collateral to the Applicable Collateral Agent, as gratuitous bailee for the Guaranteed Parties.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
JH NORTH AMERICA HOLDINGS INC., as a Pledgor
By: /s/ Aaron Erter
Name: Aaron Erter
Title: President
JAMES HARDIE INTERNATIONAL GROUP LIMITED, as a Pledgor
By: /s/ James Lenney
Name: James Lenney
Title: Director
JAMES HARDIE INTERNATIONAL FINANCE DESIGNATED ACTIVITY COMPANY, as a Pledgor
By: /s/ Lorcan Murtagh
Name: Lorcan Murtagh
Title: Director
JAMES HARDIE BUILDING PRODUCTS INC., as a Pledgor
By: /s/ Aaron Erter
Name: Aaron Erter
Title: President

JAMES HARDIE US HOLDINGS LIMITED, as a Pledgor
By: /s/ James Lenney
Name: James Lenney
Title: Director
    [Signature Page to James Hardie Pledge Agreement]
577637.02-NYCSR10A - MSW

BANK OF AMERICA, N.A.,
as Collateral Agent
By:    /s/ Denise Jones
    Name: Denise Jones
    Title: Vice President
    [Signature Page to James Hardie Pledge Agreement]
577637.02-NYCSR10A - MSW

Schedule I to the
Pledge Agreement
PLEDGORS

Name	UCC Filing Office
JH NORTH AMERICA HOLDINGS INC.	Delaware
JAMES HARDIE INTERNATIONAL GROUP LIMITED	District of Columbia
JAMES HARDIE INTERNATIONAL FINANCE DESIGNATED ACTIVITY COMPANY	District of Columbia
JAMES HARDIE BUILDING PRODUCTS INC.	Nevada
JAMES HARDIE US HOLDINGS LIMITED	District of Columbia
Sch. I-1

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Schedule II to the
Pledge Agreement
INITIAL PLEDGED EQUITY INTERESTS

Pledgor	Issuer	Number of Certificate	Number and Class of Equity Interests
JH North America Holdings Inc.	James Hardie Building Products Inc.	N/A	426 common shares

Sch. II-1

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Schedule III to the
Pledge Agreement
FINANCING STATEMENT COLLATERAL DESCRIPTION
This financing statement covers all of Debtor’s right, title and interest in the following property (all of which is hereinafter referred to as the “Collateral”) now or hereafter owned directly by Debtor: (a) all shares of stock, limited liability company interests and other Equity Interests issued by each Material U.S. Subsidiary on the date hereof, and, in any event, all shares of stock and limited liability company interests issued by each entity listed under the heading “Issuer” on Schedule I hereto (and all certificates or instruments evidencing any and/or all of the foregoing) (the “Initial Pledged Equity Interests”); (b) all Additional Pledged Equity Interests (and all certificates or instruments evidencing such Additional Pledged Equity Interests) (together with the Initial Pledged Equity Interests, the “Pledged Equity Interests”); and (c) all Proceeds of any of the foregoing; provided, however, that notwithstanding the foregoing, “Additional Pledged Equity Interests”, “Collateral”, “Initial Pledged Equity Interests” and “Pledged Equity Interests”, in each case shall not include any Excluded Assets.
The following terms shall have the following meanings for purposes of this Annex A:
“Additional Pledged Equity Interests” means, with respect to Debtor at any time, all of the issued and outstanding Equity Interests (other than Initial Pledged Equity Interests) of each Material U.S. Subsidiary owned directly by Debtor; provided that at no time shall any Excluded Assets constitute “Additional Pledged Equity Interests”.
“Consolidated Adjusted EBITDA” has the meaning specified in the Credit Agreement.
“Consolidated Group” has the meaning specified in the Credit Agreement.
“Consolidated Total Assets” has the meaning specified in the Credit Agreement.
“Credit Agreement” means that certain Credit and Guaranty Agreement, dated as of the Effective Date, by and among Holdings, JH North America Holdings Inc., a Delaware corporation, as term borrower, the revolving credit borrowers party thereto, the guarantors party thereto from time to time, the lenders and issuing banks party thereto from time to time and Bank of America, N.A., as administrative agent and as collateral agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Effective Date” means May 30, 2025.
“Equity Interests” means, with respect to any Person, any and all common shares, preferred shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, limited liability company interests, membership interests or other equivalent ownership interests and any rights, warrants or options exchangeable for or convertible into such capital stock or other ownership interests; provided that “Equity Interests” shall not include any instrument evidencing Indebtedness which is convertible or exchangeable into Equity Interests.
“Excluded Assets” has the meaning specified in the Credit Agreement.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or
Sch. III-1

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administrative powers or functions of or pertaining to government (including, without limitation, any supra-national bodies such as the European Union or the European Central Bank).
“Holdings” means James Hardie International Group Limited, a private company limited by shares duly incorporated under the laws of Ireland.
“Immaterial Subsidiary” means any direct or indirect Subsidiary of Holdings to the extent (i) the Consolidated Total Assets of such Subsidiary were less than 7.5% of Consolidated Group’s Consolidated Total Assets as of the last day of the Test Period most recently ended, (ii) the Consolidated Adjusted EBITDA attributable to such Subsidiary was less than 7.5% of the Consolidated Adjusted EBITDA for the Test Period most recently ended, (iii) the Consolidated Total Assets of such Subsidiary, when combined with the Consolidated Total Assets of all other Immaterial Subsidiaries, were less than 15.0% of Consolidated Group’s Consolidated Total Assets as of the last day of the Test Period most recently ended, and (iv) the Consolidated Adjusted EBITDA attributable to such Subsidiary, when combined with the Consolidated Adjusted EBITDA attributable to all other Immaterial Subsidiaries, was less than 15.0% of the Consolidated Adjusted EBITDA for the Test Period most recently ended.
“Indebtedness” has the meaning specified in the Credit Agreement.
“Material Subsidiary” means any direct or indirect Subsidiary of Holdings that is not an Immaterial Subsidiary.
“Material U.S. Subsidiary” means any Material Subsidiary that is also a U.S. Subsidiary.
“New York UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Proceeds” has the meaning specified in Article 9 of the New York UCC.
“Subsidiary” of a Person means a corporation, association, partnership, limited liability company or other entity of which more than fifty percent (50.0%) of the outstanding Voting Equity Interests is owned, directly or indirectly by such Person or by one or more other Subsidiaries of such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings.
“Test Period” has the meaning specified in the Credit Agreement.
“U.S. Subsidiary” means any Subsidiary organized under the laws of the United States, any State thereof or the District of Columbia.
Sch. III-2

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Schedule I to the
Financing Statement Collateral Description
INITIAL PLEDGED EQUITY INTERESTS

Issuer	Number of Certificate	Number and Class of Equity Interests

Sch. III-3

577637.02-NYCSR10A - MSW

Exhibit I to the
Pledge Agreement
SUPPLEMENT NO. __ dated as of ______, 20__ (this “Supplement”), to the Pledge Agreement dated as of [●], 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), among the PLEDGORS from time to time party thereto and BANK OF AMERICA, N.A., in its capacity as collateral agent for the Guaranteed Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

A.    Reference is made to (a) that certain Credit and Guaranty Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among James Hardie International Group Limited, a private company limited by shares duly incorporated under the laws of Ireland, as Holdings, JH North America Holdings Inc., a Delaware corporation, as Term Borrower, the Revolving Credit Borrowers party thereto, the Guarantors party thereto from time to time, the Lenders and L/C Issuers party thereto from time to time and Bank of America, N.A., as Administrative Agent and as Collateral Agent and (b) the Pledge Agreement.
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Pledge Agreement, as applicable.
C.    Section 5.10 of the Pledge Agreement provides that additional Restricted Subsidiaries of Holdings may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Holdings (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement.
Accordingly, the Collateral Agent and the New Pledgor agree as follows:
SECTION 1. In accordance with Section 5.10 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and the New Pledgor hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof; provided that, to the extent such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects. In furtherance of the foregoing, the New Pledgor, to secure the Obligations, hereby grants and pledges to the Collateral Agent, for the benefit of the Guaranteed Parties, a security interest in, all of such Pledgor’s right, title and interest in the Collateral, now or hereafter owned by such Pledgor, including, in any event, all shares of stock, limited liability company interests and other Equity Interests issued by the issuers listed on Schedule II hereto (and in and to all certificates or instruments evidencing any and/or all of the foregoing); provided, however, that notwithstanding the foregoing, with respect to the New Pledgor, “Collateral” shall not include, and the security interest granted hereunder shall not attach to, any Excluded Assets.
SECTION 2. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall be deemed to constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to the New Pledgor when a counterpart hereof executed on behalf of the New Pledgor shall have been delivered to the Collateral Agent and a counterpart
Ex. I-1

hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the New Pledgor and the Collateral Agent and their respective successors and permitted assigns, and shall inure to the benefit of the New Pledgor, the Collateral Agent and the other Guaranteed Parties and their respective successors and permitted assigns.
SECTION 3. The New Pledgor hereby irrevocably authorizes the Collateral Agent (or its counsel) for the benefit of the Guaranteed Parties at any time and from time to time to file in the jurisdiction set forth on Schedule I hereto opposite such New Pledgor’s name, any Uniform Commercial Code financing statements and continuation statements with respect to the Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in the manner set forth in Schedule III to the Pledge Agreement, and (ii) contain the information required by Article 9 of the UCC for the filing of any Uniform Commercial Code financing statement or amendment, including whether such Pledgor is an organization and the type of organization of such New Pledgor. The New Pledgor agrees to provide the information referred to in clause (ii) of the immediately preceding sentence to the Collateral Agent promptly upon receipt of written request therefor.
SECTION 4. The New Pledgor hereby represents and warrants that (a) Schedule I attached hereto contains the true and correct legal name of the New Pledgor, its jurisdiction of formation and the location of its chief executive office, (b) Schedule II hereto sets forth a true and complete list, with respect to the New Pledgor, of all of the authorized, and the issued and outstanding, stock, partnership interests, limited liability company interests, membership interests or other Equity Interests of each Material U.S. Subsidiary (other than Excluded Assets) owned directly by the New Pledgor and the percentage of such stock, partnership interests, limited liability company interests, membership interests or other Equity Interests pledged under the Pledge Agreement, (c) Schedule III hereto sets forth a true and complete list of any other corporate or organizational names of the New Pledgor (or any other business or organization to which the New Pledgor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise) has had and each transaction in which the New Pledgor acquired Collateral outside the ordinary course of trading in securities, in each case, in the past five years, together with the date of the relevant change or transaction, and (d) Schedule IV hereto sets forth a true and complete list of all other names used by it on any filings with the Internal Revenue Service at any time within the five years preceding the date hereof.
SECTION 5.    Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.
SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 7. Notwithstanding anything herein to the contrary, (i) the priority of the Liens and security interests granted to the Collateral Agent for the benefit of the Guaranteed Parties pursuant to this Supplement and (ii) the exercise of any right or remedy by the Collateral Agent hereunder or the application of proceeds of any Collateral, in each case, are subject to the limitations and provisions of the Equal Priority Intercreditor Agreement (and, to the extent in effect, any other Acceptable Intercreditor Agreement) to the extent provided therein. In the event of any conflict between the terms of the Equal Priority Intercreditor Agreement (and, to the extent then in effect, any other Acceptable Intercreditor Agreement) and the terms of this Supplement with respect to the priority of the Liens and security interests granted hereunder and the exercise of any rights or remedies with respect to the Collateral, the terms of the Equal Priority Intercreditor Agreement (and, to the extent then in effect, any other Acceptable Intercreditor Agreement) shall govern.
Ex. I-2

IN WITNESS WHEREOF, the New Pledgor has duly executed this Supplement to the Pledge Agreement as of the day and year first above written.
[NEW PLEDGOR]
By:
    Name:
    Title:

Ex. I-3

Schedule I
to Supplement No. __ to the
Pledge Agreement
NEW PLEDGOR INFORMATION

Name	Jurisdiction of Formation	CEO Location	UCC Filing Office

Ex. I-4

Schedule II
to Supplement No. __ to the
Pledge Agreement
ADDITIONAL PLEDGED EQUITY INTERESTS

New Pledgor	Issuer	Number of Certificate	Number and Class of Equity Interests	Percent Pledged

Ex. I-5

Schedule III
to Supplement No. __ to the
Pledge Agreement
PRIOR ORGANIZATIONAL NAMES

New Pledgor	Prior Name	Date of Change

New Pledgor	Description of Transaction Including Parties Thereto	Seller’s/Predecessor’s State of Formation	Date of Transaction

Ex. I-6

Schedule IV
to Supplement No. __ to the
Pledge Agreement
OTHER NAMES ON IRS FILINGS

New Pledgor	List of All Other Names Used on Any Filings with the Internal Revenue Service During Past Five Years

Ex. I-7